UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2026

VOLITIONRX LIMITED
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1489 West Warm Springs Road, Suite 110

Henderson, Nevada 89014

(Address of principal executive offices and Zip Code)

+1 (512) 774-8930

(Registrant’s telephone number, including area code )

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 ofthe Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 31, 2026, VolitionRx Limited (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at 3:00 p.m. British Summer Time at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom. The Company’s stockholders voted on two proposals. The Company had 135,565,326 shares of common stock outstanding on February 9, 2026, the record date for the Special Meeting, of which 80,508,751 shares of common stock were present in person or represented by proxy at the Special Meeting.

The following sets forth the final voting results of the two proposals voted upon by the Company’s stockholders at the Special Meeting. These matters are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 11, 2026 (the “Proxy Statement”).

Proposal 1: The stockholders approved the issuance of additional shares of the Company’s common stock in an amount exceeding 20% of outstanding shares to Lind Global Asset Management XII LLC for purposes of complying with NYSE American Rule 713. The voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
44,152,648	14,095,382	1,114,276	21,146,445

Proposal 2: The stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to authorize a reverse stock split of the Company’s outstanding shares of common stock by one of several ratios between 1-for-5 and 1-for-20, if and as determined by the Company’s board of directors. The voting results are as follows:

Votes For	Votes Against	Votes Abstained
62,838,654	16,451,299	1,218,798

No other matters were presented for consideration or stockholder action at the Special Meeting.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date: April 1, 2026	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

3